Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, Jeffrey R. Buth, President of Alpha Core Strategies Fund (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: May 28th, 2026	/s/ Jeffrey R. Buth
Jeffrey R. Buth, President
(Principal Executive Officer)

I, Joshua E. Abrego, Treasurer of Alpha Core Strategies Fund (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: May 28th, 2026	/s/ Joshua E. Abrego
Joshua E. Abrego, Treasurer
(Principal Financial Officer and Principal Accounting Officer)